Principal Funds, Inc.
Supplement dated March 18, 2022
to the Prospectus dated March 1, 2022

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED INCOME FUND
On or about April 7, 2022, in the Principal Investment Strategies section, delete the last bullet point and replace with the following:

•Diversified portfolio of global equity securities, which includes buying equity securities that appear to be undervalued. The Fund invests in equity securities regardless of market capitalization (small, medium or large).

Under Performance, in the Average Annual Total Returns table, delete the row for Bloomberg US Aggregate Bond Index and replace with the following:

Average Annual Total Returns For the periods ended December 31, 2021
	1 Year	5 Years	10 Years
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	(1.54)%	3.57%	2.90%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	(4.71)%	3.36%	1.77%
MSCI World Value Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	21.96%	8.92%	9.53%
DI Blended Index (Linked) (except as noted for MSCI World Value Index NTR, reflects no deduction for fees, expenses, or taxes)	0.26%	4.63%	5.47%
Add the following at the end of the Performance section:
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. The weightings for the DI Blended Index (Linked) are:
•for the period from March 1, 2022 and after: 100% Bloomberg US Aggregate Bond Index.
•for the period from January 1, 2019 to February 28, 2022: 80% Bloomberg Global Aggregate Index and 20% MSCI World Value Index NTR. Performance of each of these components is also shown separately.
•for the period prior to January 1, 2019: 40% Bloomberg Global Credit Index; 30% Bloomberg Global High Yield Index; and 30% MSCI World Value Index NTR.

On or about September 30, 2022, delete the Investment Advisor and Portfolio Managers section, and replace with the following:

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica S. Bush (since 2014), Portfolio Manager
•Benjamin E. Rotenberg (since 2014), Portfolio Manager
•May Tong (since 2021), Portfolio Manager

On or about April 7, 2022, under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:

•PineBridge Investments LLC

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Delete and replace the Market Volatility and Securities Issuers section with the following:
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, US and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Recent events are impacting the securities markets. Russia's invasion of the Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial.
Other recent market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. As experienced with the COVID-19 pandemic, health crises may exacerbate other pre-existing political, social, economic, market and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objectives, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the Statement of Additional Information to understand each fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a fund may satisfy redemption requests in-kind.

MANAGEMENT OF THE FUNDS
On or about September 30, 2022, delete all references to Marcus W. Dummer and Kelly A. Grossman.

On or about April 7, 2022, in The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:

Sub-Advisor: PineBridge Investments LLC (“PineBridge”), Park Avenue Tower, 65 East 55th Street, New York, NY 10022, founded in 2010, is an investment advisor registered with the SEC that focuses on active, high conviction investing.

Fund: a portion of Diversified Income (U.S. investment grade corporate bond sleeve)

REDEMPTION OF FUND SHARES
On or about April 18, 2022, delete the fifth paragraph in the section and replace with the following:
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon.
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